UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-05848

                                             The Gabelli Value 25 Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Value 25 Fund Inc. Annual Report — December 31, 2014	Christopher J. Marangi Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) per Class A Share of The Gabelli Value 25 Fund Inc. increased 1.6% compared with increases of 13.7% and 10.0% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Performance Discussion (Unaudited)

In the 2014 calendar year, stocks rose based on a combination of rising earnings and expanding valuations. Large cap stocks dominated the market’s performance, recapturing a significant amount of their relative underperformance since the bursting of the dot.com bubble in 2000.

Stocks rose modestly in the first quarter of 2014, despite the largely negative geopolitical and macroeconomic events that dominated the headlines. The second quarter offered its share of both positive and negative surprises, most pleasant of all being the gains of the S&P 500, which rose over 5%. The third quarter saw a return of volatility to financial markets, starting with a July decline. This was short lived, however, as the S&P 500 hit an all-time high on September 19.

There were many events on the global stage that influenced the markets – skirmishes in the Ukraine, ISIS’ reign of terror in the Middle East, and the spread of the Ebola virus added plenty of noise to the investment mosaic. More recently, the 40%+ crash in oil prices has been brought into focus. This development has spurred important questions about what triggered the decline and how it might affect the global economy.

We are fundamentally bottom up stock pickers. We have chosen to focus on the companies in a subset of industries in which sustainable competitive advantages can be cultivated. Volatile and unpredictable crude prices, for example, are reasons we tend to avoid the energy sector and gravitate to less commoditized industries. Second, we are value investors. Our contribution to the body of work begun by Benjamin Graham and David Dodd has been the concept of Private Market Value (PMV) with a Catalyst® - we seek businesses selling in the public markets at a substantial discount to their PMVs and for which we can identity one of more events that will narrow that discount. We tend to gravitate toward hard assets and cash flow and away from visions of grandeur that may or may not occur in the future.

Some of our stronger holdings consisted of DIRECTV (2.8% of net assets as of December 31, 2014), a provider of digital television entertainment in the United States and Latin America. The company is engaged in acquiring, promoting, selling and/or distributing digital entertainment programming primarily via satellite to residential and commercial subscribers; and Genuine Parts Co. (2.2%), a service organization engaged in the distribution of automotive replacement parts, industrial replacement parts, office products, and electrical/electronic materials.

In January, our ownership of Beam Inc. was rewarded when Suntory of Japan offered to purchase Beam at $83.50 per share, a transaction which closed on the last day of April. In May, the remaining piece of Sara Lee, known as Hillshire Brands, made a bid for Pinnacle Foods. Hillshire’s management path to remain independent, as the company approached its two year anniversary as a public company, backfired. It led to a bidding war between JBS’ Pilgrims’ Pride and Tyson Foods, with Tyson Foods the victor. Tyson’s purchase of Hillshire at $63 per share closed in July.

Some weaker performers included Rolls-Royce Holdings plc (1.8%), which provides jet engines, power and propulsion systems, and services to commercial aviation, defense, marine, oil, and gas, and other industries; Diageo plc (2.7%), a multinational beverage company selling spirits, beer, wine, and ready to drink cocktails in more than 180 markets around the world; and Flowserve Corp. (1.0%), a manufacturer and aftermarket service provider of comprehensive flow control systems. Flowserve Corp. is engaged in development and manufacture of precision engineered flow control equipment for the movement, control and protection of the flow of materials in critical applications.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert President

February 20, 2015

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)				Since Inception (9/29/89)
	1 Year	5 Year	10 Year
Class A (GABVX)	1.63%	15.12%	7.33%	10.96%
With sales charge (b)	(4.21)	13.77	6.70	10.70
S&P 500 Index	13.69	15.45	7.67	9.61
Dow Jones Industrial Average	9.97	14.15	7.89	10.46
Nasdaq Composite Index	14.80	17.27	9.26	9.55
Class AAA (GVCAX)	1.70	15.14	7.34	10.96
Class C (GVCCX)	0.90	14.26	6.53	10.48
With contingent deferred sales charge (c)	(0.10)	14.26	6.53	10.48
Class I (GVCIX)	1.95	15.44	7.53	11.04

In the current prospectuses dated April 30, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.39%, 1.39%, 2.14%, and 1.14%, respectively. See page 10 for the expense ratios for the year ended December 31, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class C Shares on March 15, 2000, and the Class I Shares on January 11, 2008. The actual performance of the Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class AAA Shares and Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI VALUE 25 FUND INC. (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Value 25 Fund Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2014 through December 31, 2014                   Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Value 25 Fund Inc.
Actual Fund Return
Class AAA	$1,000.00	$ 990.90	1.38%	$ 6.93
Class A	$1,000.00	$ 990.80	1.38%	$ 6.92
Class C	$1,000.00	$ 987.10	2.13%	$10.67
Class I	$1,000.00	$ 992.40	1.13%	$ 5.67
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.25	1.38%	$ 7.02
Class A	$1,000.00	$1,018.25	1.38%	$ 7.02
Class C	$1,000.00	$1,014.47	2.13%	$10.82
Class I	$1,000.00	$1,019.51	1.13%	$ 5.75

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2014:

The Gabelli Value 25 Fund Inc.

Entertainment	18.3%
Cable and Satellite	14.8%
Financial Services	7.7%
Broadcasting	6.3%
Diversified Industrial	5.2%
Food and Beverage	4.5%
Consumer Products	4.0%
Business Services	3.5%
Energy and Utilities	3.1%
Consumer Services	3.0%
Environmental Services	2.8%
Automotive: Parts and Accessories	2.7%
Equipment and Supplies	2.5%
Aerospace	2.3%
Retail	1.9%
Metals and Mining	1.6%
Telecommunications	1.6%

Specialty Chemicals	1.5%
Computer Software and Services	1.5%
Machinery	1.5%
Electronics	1.4%
Hotels and Gaming	1.4%
Publishing	1.2%
Automotive	1.1%
Real Estate	0.8%
Aviation: Parts and Services	0.8%
Health Care	0.6%
Communications Equipment	0.4%
Wireless Communications	0.3%
U.S. Government Obligations	0.2%
Other Assets and Liabilities (Net)	1.5%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Value 25 Fund Inc.

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 98.3%
	Aerospace — 2.3%
200,000	Exelis Inc.	$2,526,426	$3,506,000
945,000	Rolls-Royce Holdings plc	6,916,201	12,814,055
86,850,000	Rolls-Royce Holdings plc, Cl. C	0	135,365

		9,442,627	16,455,420

	Automotive — 1.1%
230,000	Navistar International Corp.†	7,155,414	7,700,400

	Automotive: Parts and Accessories — 2.7%
150,000	Genuine Parts Co.	4,529,622	15,985,500
19,000	O’Reilly Automotive Inc.†	2,471,337	3,659,780

		7,000,959	19,645,280

	Aviation: Parts and Services — 0.8%
310,000	GenCorp Inc.†	2,473,954	5,673,000

	Broadcasting — 6.3%
559,000	CBS Corp., Cl. A, Voting	11,148,914	31,505,240
23,750	Liberty Broadband Corp., Cl. A†	396,471	1,189,637
57,500	Liberty Broadband Corp., Cl. C†	1,219,955	2,864,650
95,000	Liberty Media Corp., Cl. A†	1,189,413	3,350,650
192,000	Liberty Media Corp., Cl. C†	2,342,376	6,725,760

		16,297,129	45,635,937

	Business Services — 3.5%
62,000	Ascent Capital Group Inc., Cl. A†	2,469,771	3,281,660
113,000	Blucora Inc.†	1,999,264	1,565,050
141,000	Internap Corp.†	868,621	1,122,360
83,000	Macquarie Infrastructure Co. LLC	3,687,295	5,900,470
60,000	MasterCard Inc., Cl. A	1,787,209	5,169,600
87,000	The Brink’s Co.	2,329,548	2,123,670
324,000	The Interpublic Group of Companies Inc.	6,253,310	6,729,480

		19,395,018	25,892,290

	Cable and Satellite — 14.8%
220,000	AMC Networks Inc., Cl. A†	2,063,789	14,029,400
770,000	Cablevision Systems Corp., Cl. A	1,703,132	15,892,800
160,000	Comcast Corp., Cl. A, Special	4,099,577	9,210,400
234,000	DIRECTV†	4,019,891	20,287,800
133,000	DISH Network Corp., Cl. A†	2,542,854	9,694,370
115,000	EchoStar Corp., Cl. A†	3,423,296	6,037,500
208,000	Liberty Global plc, Cl. A†	4,281,655	10,442,640
148,000	Liberty Global plc, Cl. C†	1,805,826	7,149,880
245,000	Rogers Communications Inc., Cl. B	3,543,097	9,520,700
78,000	Scripps Networks Interactive Inc., Cl. A	2,543,730	5,871,060

		30,026,847	108,136,550

	Communications Equipment — 0.4%
35,000	Loral Space & Communications Inc.†	2,049,537	2,754,850

Shares		Cost	Market Value
	Computer Software and Services — 1.5%
143,000	eBay Inc.†	$6,617,708	$8,025,160
70,000	Microsoft Corp.	2,597,065	3,251,500

		9,214,773	11,276,660

	Consumer Products — 4.0%
83,000	Energizer Holdings Inc.	5,163,713	10,670,480
579,000	Swedish Match AB	8,768,894	18,182,065

		13,932,607	28,852,545

	Consumer Services — 3.0%
299,500	Liberty Interactive Corp., Cl. A†	4,032,056	8,811,290
89,000	Liberty Ventures, Cl. A†	1,339,563	3,357,080
160,000	Rollins Inc.	498,950	5,296,000
126,000	The ADT Corp.	4,381,428	4,564,980

		10,251,997	22,029,350

	Diversified Industrial — 5.2%
50,000	Ampco-Pittsburgh Corp.	363,864	962,500
133,000	Crane Co.	4,327,982	7,807,100
100,000	Griffon Corp.	1,128,574	1,330,000
211,000	Honeywell International Inc.	5,646,024	21,083,120
148,000	Tyco International plc	3,658,740	6,491,280

		15,125,184	37,674,000

	Electronics — 1.4%
510,000	Sony Corp., ADR	8,886,382	10,439,700

	Energy and Utilities — 3.1%
58,000	ConocoPhillips	1,119,831	4,005,480
200,000	GenOn Energy Inc., Escrow†	0	0
240,000	National Fuel Gas Co.	10,730,560	16,687,200
185,000	Weatherford International plc†	2,791,854	2,118,250

		14,642,245	22,810,930

	Entertainment — 18.3%
37,000	Discovery Communications Inc., Cl. A†	274,103	1,274,650
171,000	Discovery Communications Inc., Cl. C†	1,218,472	5,766,120
265,000	Grupo Televisa SAB, ADR	3,388,808	9,025,900
210,380	Media General Inc.	3,339,700	3,519,657
275,000	The Madison Square Garden Co., Cl. A†	1,695,614	20,696,500
145,000	Time Warner Inc.	5,103,012	12,385,900
300,000	Twenty-First Century Fox Inc., Cl. A	4,418,711	11,521,500
185,000	Twenty-First Century Fox Inc., Cl. B	5,452,645	6,824,650
686,000	Viacom Inc., Cl. A	21,170,934	51,793,000
420,000	Vivendi SA	7,997,376	10,515,120

		54,059,375	133,322,997

	Environmental Services — 2.8%
125,000	Progressive Waste Solutions Ltd.	2,927,348	3,760,000

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Environmental Services (Continued)
412,000	Republic Services Inc.	$8,368,462	$16,583,000

		11,295,810	20,343,000

	Equipment and Supplies — 2.5%
130,000	CIRCOR International Inc.	1,667,618	7,836,400
90,000	Federal Signal Corp.	1,311,545	1,389,600
119,000	Flowserve Corp.	553,409	7,119,770
20,000	Graco Inc.	1,302,704	1,603,600

		4,835,276	17,949,370

	Financial Services — 7.7%
237,000	American Express Co.	7,256,803	22,050,480
120,000	H&R Block Inc.	2,657,404	4,041,600
100,000	Kinnevik Investment AB, Cl. B	2,187,116	3,274,945
117,000	Legg Mason Inc.	3,599,565	6,244,290
290,000	The Bank of New York Mellon Corp.	9,294,239	11,765,300
162,000	Wells Fargo & Co.	6,016,456	8,880,840

		31,011,583	56,257,455

	Food and Beverage — 4.5%
172,000	Diageo plc, ADR	8,817,015	19,623,480
70,000	Fomento Economico Mexicano SAB de CV, ADR†	862,699	6,162,100
75,000	Maple Leaf Foods Inc.	1,348,502	1,256,886
125,000	Mondelēz International Inc., Cl. A	3,183,876	4,540,625
10,000	Pernod Ricard SA	667,889	1,116,395

		14,879,981	32,699,486

	Health Care — 0.6%
70,000	Hospira Inc.†	3,089,592	4,287,500

	Hotels and Gaming — 1.4%
18,000	Accor SA	664,291	813,301
25,000	Las Vegas Sands Corp.	706,190	1,454,000
150,000	Ryman Hospitality Properties Inc.	4,711,412	7,911,000

		6,081,893	10,178,301

	Machinery — 1.5%
54,000	CNH Industrial NV, Brsaltaliana	525,492	437,797
240,000	CNH Industrial NV, New York	1,658,544	1,934,400
222,000	Xylem Inc.	6,018,807	8,451,540

		8,202,843	10,823,737

	Metals and Mining — 1.6%
100,000	Freeport-McMoRan Inc.	2,850,414	2,336,000
515,000	Newmont Mining Corp.	11,028,051	9,733,500

		13,878,465	12,069,500

	Publishing — 1.2%
6,500	Graham Holdings Co., Cl. B	4,527,371	5,614,115
210,000	News Corp., Cl. B†	3,328,673	3,166,800

		7,856,044	8,780,915

Shares		Cost	Market Value
	Real Estate — 0.8%
100,000	Forest City Enterprises Inc., Cl. A†	$1,912,167	$2,130,000
122,000	Griffin Land & Nurseries Inc.	1,568,270	3,667,320

		3,480,437	5,797,320

	Retail — 1.9%
145,000	CST Brands Inc.	4,660,599	6,323,450
55,000	CVS Health Corp.	2,509,700	5,297,050
100,000	Hertz Global Holdings Inc.†	2,536,022	2,494,000

		9,706,321	14,114,500

	Specialty Chemicals — 1.5%
207,701	Chemtura Corp.†	5,113,576	5,136,446
61,000	International Flavors & Fragrances Inc.	5,112,552	6,182,960

		10,226,128	11,319,406

	Telecommunications —1.6%
325,000	Telephone & Data Systems Inc.	6,636,410	8,206,250
100,000	Vodafone Group plc, ADR	4,310,103	3,417,000

		10,946,513	11,623,250

	Wireless Communications — 0.3%
64,000	United States Cellular Corp.†	2,906,321	2,549,120

	TOTAL COMMON STOCKS	358,351,255	717,092,769

	RIGHTS — 0.0%
	Broadcasting — 0.0%
15,250	Liberty Broadband Corp., expire 01/09/15†	0	144,875

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.2%
$1,000,000	U.S. Treasury Bills, 0.045%††, 03/12/15(a)	999,912	999,962

	TOTAL INVESTMENTS — 98.5%	$359,351,167	718,237,606

	Other Assets and Liabilities (Net) — 1.5%		11,270,450

	NET ASSETS — 100.0%		$729,508,056

(a)	At December 31, 2014, $1,000,000 of the principal amount was pledged as collateral for securities sold short.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $359,351,167)	$718,237,606
Receivable for investments sold	14,534,830
Receivable for Fund shares sold	530,021
Dividends receivable	999,516
Prepaid expenses	42,647

Total Assets	734,344,620

Liabilities:
Foreign currency, at value (cost $1,402,383)	1,395,901
Payable to custodian.	1,538,267
Payable for investments purchased	351,958
Payable for Fund shares redeemed	517,725
Payable for investment advisory fees	628,465
Payable for distribution fees	139,257
Payable for accounting fees	11,250
Other accrued expenses	253,741

Total Liabilities	4,836,564

Net Assets (applicable to 40,076,278 shares outstanding)	$729,508,056

Net Assets Consist of:
Paid-in capital	$374,224,625
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(3,605,535)
Net unrealized appreciation on investments	358,886,439
Net unrealized appreciation on foreign currency translations	2,527

Net Assets	$729,508,056

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($7,320,615 ÷ 401,609 shares outstanding; 50,000,000 shares authorized)	$18.23

Class A:
Net Asset Value and redemption price per share ($563,875,855 ÷ 30,826,684 shares outstanding; 100,000,000 shares authorized)	$18.29

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.41

Class C:
Net Asset Value and offering price per share ($19,395,362 ÷ 1,247,152 shares outstanding; 50,000,000 shares authorized)	$15.55	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($138,916,224 ÷ 7,600,833 shares outstanding; 50,000,000 shares authorized)	$18.28

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $156,384)	$11,585,906
Interest	22,908

Total Investment Income	11,608,814

Expenses:
Investment advisory fees	7,830,900
Distribution fees - Class AAA	18,815
Distribution fees - Class A	1,519,360
Distribution fees - Class C	233,325
Shareholder services fees	465,939
Shareholder communications expenses	126,241
Custodian fees	121,941
Directors’ fees	80,000
Legal and audit fees	65,365
Registration expenses	64,461
Accounting fees	45,000
Miscellaneous expenses	52,804

Total Expenses	10,624,151

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(3,135)

Net Expenses	10,621,016

Net Investment Income	987,798

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	68,262,738
Net realized gain on securities sold short	129,478
Net realized loss on foreign currency transactions	(5,109)

Net realized gain on investments, securities sold short, and foreign currency transactions	68,387,107

Net change in unrealized appreciation/depreciation: on investments	(57,830,705)
on foreign currency translations	2,476

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(57,828,229)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	10,558,878

Net Increase in Net Assets Resulting from Operations	$11,546,676

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$987,798	$1,160,394
Net realized gain on investments, securities sold short, and foreign currency transactions	68,387,107	20,968,750
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(57,828,229)	164,670,677

Net Increase in Net Assets Resulting from Operations	11,546,676	186,799,821

Distributions to Shareholders:
Net investment income
Class AAA	(11,409)	(12,586)
Class A	(808,823)	(624,161)
Class I	(584,894)	(406,656)

	(1,405,126)	(1,043,403)

Net realized gain
Class AAA	(665,423)	(158,411)
Class A	(51,310,592)	(14,841,956)
Class C	(2,035,977)	(620,457)
Class I	(12,880,485)	(2,920,186)

	(66,892,477)	(18,541,010)

Total Distributions to Shareholders	(68,297,603)	(19,584,413)

Capital Share Transactions:
Class AAA	687,302	5,128,191
Class A	(28,378,091)	(6,117,376)
Class B*	—	(168,343)
Class C	(2,568,804)	11,437,759
Class I	22,265,441	91,518,282

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(7,994,152)	101,798,513

Redemption Fees	3,625	3,631

Net Increase/(Decrease) in Net Assets	(64,741,454)	269,017,552
Net Assets:
Beginning of year	794,249,510	525,231,958

End of year (including undistributed net investment income of $0 and $147,930,respectively)	$729,508,056	$794,249,510

*	Class B Shares were fully redeemed and closed on April 25, 2013.

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets / Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions	Redemption Fees (a) (b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses		Portfolio Turnover Rate
Class AAA
2014	$ 19.71	$ 0.02	$ 0.34	$ 0.36	$ (0.03)		$(1.81)	$(1.84)	$0.00	$18.23	1.7%	$7,321	0.12%		1.38%		23%
2013	15.21	0.03	4.98	5.01	(0.04)		(0.47)	(0.51)	0.00	19.71	33.1	7,174	0.16		1.39	(c)	9
2012	13.87	0.14	2.20	2.34	(0.14)		(0.86)	(1.00)	0.00	15.21	17.0	1,192	0.92		1.42		3
2011	15.58	0.07	(0.08)	(0.01)	(0.05)		(1.65)	(1.70)	0.00	13.87	0.1	634	0.45		1.43		6
2010(d)	14.37	0.00 (b)	1.70	1.70	(0.03)		(0.46)	(0.49)	0.00	15.58	11.8	275	0.00	(e)(f)	1.43	(f)	14
Class A
2014	$19.78	$0.02	$0.33	$0.35	$(0.03)		$(1.81)	$(1.84)	$0.00	$18.29	1.6%	$563,876	0.11%		1.38%		23%
2013	15.24	0.03	5.00	5.03	(0.02)		(0.47)	(0.49)	0.00	19.78	33.2	635,817	0.18		1.39	(c)	9
2012	13.89	0.13	2.21	2.34	(0.13)		(0.86)	(0.99)	0.00	15.24	17.0	494,048	0.85		1.42		3
2011	15.59	0.05	(0.05)	0.00 (b)	(0.05)		(1.65)	(1.70)	0.00	13.89	0.1	480,414	0.29		1.43		6
2010	12.58	0.01	3.46	3.47	(0.00	) (b)	(0.46)	(0.46)	0.00	15.59	27.6	607,818	0.05		1.43		14
Class C
2014	$17.18	$(0.11)	$0.29	$0.18	—		$(1.81)	$(1.81)	$0.00	$15.55	0.9%	$19,395	(0.64)%		2.13%		23%
2013	13.37	(0.09)	4.37	4.28	—		(0.47)	(0.47)	0.00	17.18	32.2	23,912	(0.58)		2.14	(c)	9
2012	12.30	0.02	1.95	1.97	$(0.04)		(0.86)	(0.90)	0.00	13.37	16.1	8,914	0.12		2.17		3
2011	14.07	(0.06)	(0.06)	(0.12)	—		(1.65)	(1.65)	0.00	12.30	(0.7)	7,789	(0.43)		2.18		6
2010	11.47	(0.09)	3.15	3.06	—		(0.46)	(0.46)	0.00	14.07	26.7	7,378	(0.70)		2.18		14
Class I
2014	$19.76	$0.07	$0.34	$0.41	$(0.08)		$(1.81)	$(1.89)	$0.00	$18.28	2.0%	$138,916	0.33%		1.13%		23%
2013	15.22	0.06	5.02	5.08	(0.07)		(0.47)	(0.54)	0.00	19.76	33.5	127,347	0.32		1.14	(c)	9
2012	13.88	0.19	2.18	2.37	(0.17)		(0.86)	(1.03)	0.00	15.22	17.2	20,926	1.25		1.17		3
2011	15.58	0.09	(0.05)	0.04	(0.09)		(1.65)	(1.74)	0.00	13.88	0.4	8,543	0.57		1.18		6
2010	12.56	0.04	3.48	3.52	(0.04)		(0.46)	(0.50)	0.00	15.58	28.0	8,035	0.31		1.18		14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The ratios do not include a reduction of advisory fee on unsupervised assets for the year ended December 31, 2013. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.40% and 1.40% (Class AAA and Class A), 2.15% (Class C), and 1.15% (Class I), respectively. For the years ended December 31, 2014, 2012, 2011, and 2010, the effect was minimal.

(d)	From the commencement of offering Class AAA Shares on April 30, 2010 through December 31, 2010.
(e)	Amount represents less than 0.005%.
(f)	Annualized.

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements

1. Organization. The Gabelli Value 25 Fund Inc. was incorporated on July 20, 1989 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$ 16,320,055	$ 135,365	—	$ 16,455,420
Energy and Utilities	22,810,930	—	$ 0	22,810,930
Other Industries (a)	677,826,419	—	—	677,826,419
Total Common Stocks	716,957,404	135,365	0	717,092,769
Rights (a)	144,875	—	—	144,875
U.S. Government Obligations	—	999,962	—	999,962
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 717,102,279	$ 1,135,327	$ 0	$ 718,237,606

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2014, there were no restricted securities.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and recharacterization of dividend distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to decrease distributions in excess of net investment income by $269,398 and increase the accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $269,398.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$ 5,881,688	$ 1,507,028
Net long term capital gains	62,415,915	18,077,385

Total distributions paid	$ 68,297,603	$ 19,584,413

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

At December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$184,931
Net unrealized appreciation on investments and foreign currency translations	355,098,500

Total	$355,283,431

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2014, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$363,141,633	$363,654,457	$(8,558,484)	$355,095,973

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2014, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $3,135.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Director each receive an annual fee of $2,000 per year. The Chairman of the

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

Nominating Committee and Proxy Voting Committee each receive an annual fee of $2,500. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $171,537,107 and $219,069,346, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $160,090 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $36,658 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	127,843	$2,474,182	354,087	$6,346,255
Shares issued upon reinvestment of distributions	35,040	647,195	8,830	165,485
Shares redeemed	(125,192)	(2,434,075)	(77,369)	(1,383,549)

Net increase	37,691	$687,302	285,548	$5,128,191

Class A
Shares sold	1,594,961	$31,014,082	2,686,336	$46,220,111
Shares issued upon reinvestment of distributions	2,619,686	48,542,777	772,780	14,528,234
Shares redeemed	(5,538,503)	(107,934,950)	(3,734,054)	(66,865,721)

Net decrease	(1,323,856)	$(28,378,091)	(274,938)	$(6,117,376)

Class B*
Shares redeemed	—	—	(11,402)	$(168,343)

Net decrease	—	—	(11,402)	$(168,343)

Class C
Shares sold	233,896	$3,917,736	761,048	$11,974,119
Shares issued upon reinvestment of distributions	101,055	1,592,620	28,650	468,147
Shares redeemed	(479,563)	(8,079,160)	(64,589)	(1,004,507)

Net increase/(decrease)	(144,612)	$(2,568,804)	725,109	$11,437,759

Class I
Shares sold	2,659,002	$51,994,437	5,277,469	$95,183,630
Shares issued upon reinvestment of distributions	690,257	12,783,569	166,158	3,122,100
Shares redeemed	(2,191,507)	(42,512,565)	(375,046)	(6,787,448)

Net increase	1,157,752	$22,265,441	5,068,581	$91,518,282

*	Class B Shares were fully redeemed and closed on April 25, 2013.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Value 25 Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Value 25 Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value 25 Fund Inc. (hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2015

The Gabelli Value 25 Fund Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Value 25 Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1989	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)
INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 79	Since 1989	37	President of the law firm of Anthony J. Colavita, P.C.	—
Robert J. Morrissey Director Age: 75	Since 1989	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank (banking)
Anthony R. Pustorino Director Age: 89	Since 1989	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2002-2011)
Werner J. Roeder, MD Director Age: 74	Since 2001	23	Former Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli Value 25 Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011
Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI VALUE 25 FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2014, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.153, $0.151, $0.128, and $0.195 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $62,415,915, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2014, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.58% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 79.16% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2014 which was derived from U.S. Treasury securities was 0.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2014. The percentage of U.S. Government securities held as of December 31, 2014 was 0.2%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI VALUE 25 FUND INC.

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York

Mellon

TRANSFER AGENT AND

DIVIDEND DISBURSING

AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of The Gabelli Value 25 Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB409Q414AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,616 for 2013 and $41,834 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,770 for 2013 and $3,880 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $246,060 for 2013 and $304,860 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Value 25 Fund Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/06/2015

* Print the name and title of each signing officer under his or her signature.